UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-02201

                 Insight Select Income Fund
(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor
                         New York, NY 10166
(Address of principal executive offices) (Zip code)

David C. Leduc
200 Park Avenue, 7th Floor
                 New York, NY 10166
(Name and address of agent for service)

Registrant’s telephone number, including area code:  212-527-1800

Date of fiscal year end:   March 31

Date of reporting period:   March 31, 2024

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Online:

Visit www.computershare.com/investor to log into your account and select “Communication Preferences” to set your preference.

Telephone:

Contact the Fund at 866-333-6685

Overnight Mail:

Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY, 40202

Regular Mail:

Computershare Investor Services, PO Box 505000, Louisville, KY, 40233-5000

1

For the one-year Period Ended 03/31/24

April 12, 2024

DEAR SHAREHOLDERS:

The 12-month fiscal period under review was marked by cooling inflation, robust growth, the end of the rate hiking cycle by the Federal Reserve (the “Fed”) in July and a “Fed pivot” in December when it projected significant rate cutting activity would begin in calendar 2024.

Economic growth remained robust. US gross domestic product (“GDP”) came in at 2.1% in the calendar second quarter of 2023, 4.9% in the calendar third quarter and 3.4% in the calendar fourth quarter, with consumption and business development the “leading lights”.

During the period under review, the consumer price index (“CPI”) fell from 5% to 3.5% year-on-year and core CPI from 5.6% to 3.8%. Energy prices normalized, core goods prices eased and although the “stickier” core services prices (such as shelter) remained elevated, they showed signs of decelerating. The Fed’s preferred inflation measure, personal consumption expenditures (“PCE”), fared better falling 4.4% to 2.5% with core PCE falling from 5.5% to 2.8%.

The labor market also remained robust during the review period but showed some signs of loosening. The economy added close to three million jobs during the period, albeit this was a slower run rate than the previous two fiscal years. The unemployment rate started the period at 3.5% and ended at 3.8% and the ratio of job openings to unemployed fell from 1.6 to 1.4. Wage growth moderated from 4.6% to 4.1%.

The Federal Reserve continued to raise rates early in the review period, taking the upper bound of the Fed Funds rate to a peak of 5.5% in July. Initially the Fed remained hawkish, continuing to project an additional rate hike before the end of 2023 and market pricing reflected “higher for longer” rate expectations during the fall of 2023.

However, things abruptly changed at the end of the calendar year. The Federal Reserve delivered a “pivot” in December that helped drive market optimism. For the first time since the hiking cycle began, it adjusted its “dot plot” to reflect a more dovish set of projections than the previous quarter. The committee penciled in three cuts for calendar year 2024.

Markets responded by aggressively pricing up to six rate cuts for 2024, although these expectations moderated into the calendar first quarter of 2024 with the markets repricing to levels that more closely align with the Fed’s own projections.

Elsewhere, at the start of the review period, global financial stability concerns dissipated following high profile bank failures and rescues in the previous period. Nonetheless, in April 2023, First Republic became the second largest bank failure since 2008 (after Silicon Valley Bank in March 2023) after the Federal Deposit Insurance Company (“FDIC”) put the bank into receivership (enforcing losses on bondholders) and sold the bulk of its assets to JPMorgan Chase. We have since seen New York Community Bancorp purchased by an investor group after encountering similar problems, however the fears of failing banks have since waned.

Political risk also remained. The debt ceiling was suspended during the summer after a Congressional stand-off, and Congress also avoided a full government shutdown toward the end of calendar year 2023. Currently minimal risks associated with a potential US elections upheaval appear to be priced into the market.

Geopolitical risks from the ongoing Ukraine/Russian war and Israeli/Hamas war as well as potential escalations with Iran continue to pressure the rates market as such risks are viewed as reversing the downward inflation path.

2

US Treasury yields rose by up to 75 basis points (“bp”) across the curve during the [review] period, despite a rally into calendar year-end 2023. However, option-adjusted (“OAS”) credit spreads on the Bloomberg US Aggregate Corporate Index narrowed by almost 50bp, the tightest levels since 2021, before the hiking cycle. This helped the index deliver an excess return of 5.1%. Lower-rated debt performed even better with the Bloomberg US High Yield Corporate Index OAS narrowing close to 160bp. The recovering financial sector outperformed on a sector basis, but strength was otherwise broad-based.

As of March 31, 2024, the Insight Select Income Fund (the “Fund”) had a net asset value (NAV) of $17.66 per share. This represents a 0.80% increase from $17.52 per share on March 31, 2023. On March 31, 2024, the Fund’s closing price on the New York Stock Exchange was $16.49 per share, representing a 6.63% discount to NAV per share, compared with a 9.36% discount as of March 31, 2023. One of the primary objectives of the Fund is to maintain a high level of income. On March 15, 2024, the Fund’s Board of Trustees declared a distribution of $0.20 per share payable on April 15, 2024 to shareholders of record on April 3, 2024. On an annualized basis, including the pending distribution, the annual distribution from ordinary income equates to a total of $0.80 per share, representing a 5.00% dividend yield based on the market price on April 16, 2024 of $16.00 per share. The Fund’s Board of Trustees evaluates the distribution on a quarterly basis and is based on the income generation capability of the portfolio and is not guaranteed for any period of time.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low-yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it should provide an attractive yield to the Fund over time.

3

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of March 31, 2024:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)1

BB
8.8%
B & Lower
3.2%
AAA
6.2%
AA
4.6%
A
25.9%
BBB
51.3%

1	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice. The pie chart above does not include the Fund’s derivative instruments.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase additional shares at NAV or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact Computershare Investor Services, the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Insight North America LLC, may be reached at 1-212-527-1800.

David C. Leduc

President

Mr. Leduc’s comments reflect the investment adviser’s views generally regarding the market and the economy and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

4

Opinions expressed herein are current opinions of Insight and are subject to change without notice. Insight assumes no responsibility to update such information or to notify a client of any changes. Any outlooks, forecasts or portfolio weightings presented herein are as of the date appearing on this material only and are also subject to change without notice. Insight disclaims any responsibility to update such views. No forecasts can be guaranteed.

Information herein may contain, include or is based upon forward-looking statements within the meaning of the federal securities laws, specifically Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements, other than statements of historical fact, that address future activities, events or developments, including without limitation, business or investment strategy or measures to implement strategy, competitive strengths, goals expansion and growth of our business, plans, prospects and references to future or success. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Words such as ‘anticipate,’ ‘estimate,’ ‘expect,’ ‘project,’ ‘intend,’ ‘plan,’ ‘believe,’ and other similar words are intended to identify these forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results or outcomes. Consequently, no forward-looking statement can be guaranteed. Our actual results or outcomes may vary materially. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Past performance is not a guide to future performance, which will vary. The value of investments and any income from them will fluctuate and is not guaranteed (this may partly be due to exchange rate changes). Future returns are not guaranteed and a loss of principal may occur.

The quoted benchmarks within this presentation do not reflect deductions for fees, expenses or taxes. These benchmarks are unmanaged and cannot be purchased directly by investors. Benchmark performance is shown for illustrative purposes only and does not predict or depict the performance of any investment. There may be material factors relevant to any such comparison such as differences in volatility, and regulatory and legal restrictions between the indices shown and the strategy.

5

INVESTMENT RESULTS

Total Return-Percentage Change (Annualized for periods longer than 1 year)

Per Share with All Distributions Reinvested1

	6 Months to 3/31/24	1 Year to 3/31/24	3 Years to 3/31/24	5 Years to 3/31/24	10 Years to 3/31/24
Insight Select Income Fund (Based on Net Asset Value)	8.59%	5.93%	-1.12%	2.40%	3.45%
Insight Select Income Fund (Based on Market Value)	12.60%	9.12%	-2.10%	2.39%	3.60%
Bloomberg U.S. Credit Index[2]	7.71%	4.15%	-1.86%	1.39%	2.49%

1	−	Total investment return based on net asset value per share includes management fees and all other expenses paid by the Fund and reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. Total investment return based on market value is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of the calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.
2	−	Source: Bloomberg as of March 31, 2024. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

Comparison of the Growth in Value of a $10,000 Investment in the Insight Select Income Fund and the Bloomberg U.S. Credit Index (Unaudited)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-333-6685.

6

INVESTMENT RESULTS — continued

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling 866-333-6685. Please read it carefully before investing.

Bloomberg U.S. Credit Index is a widely recognized unmanaged index of US investment grade corporate bonds and is representative of a broader bond market and range of securities than is found in the Fund’s portfolio. It is not possible to invest directly in an unmanaged index.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

of Insight Select Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Insight Select Income Fund (the “Fund”), including the schedule of investments, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 10, 2024

8

SCHEDULE OF INVESTMENTS	March 31, 2024

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (80.20%)
AEROSPACE/DEFENSE (1.16%)
BAE Systems PLC, Sr. Unsec. Notes, 5.500%, 03/26/54, 144A(b)	Baa1/BBB+	$200	$202,077
Boeing Co., Sr. Unsec. Notes, 5.805%, 05/01/50(b)	Baa2-/BBB-	463	439,702
Northrop Grumman Corp., Sr. Unsec. Notes, 7.750%, 06/01/29	Baa1/BBB+	500	547,049
Rolls-Royce PLC, Co. Gty., 5.750%, 10/15/27, 144A(b)	Ba1/BBB-	369	369,946
RTX Corp., Sr. Unsec. Notes, 3.750%, 11/01/46(b)	Baa1/BBB+	700	542,181
TransDigm, Inc., Sr. Sec. Notes, 6.750%, 08/15/28, 144A(b)	Ba3/B+	90	91,296
			2,192,251
AGRICULTURE (0.85%)
Altria Group, Inc., Co. Gty., 5.950%, 02/14/49(b)	A3/BBB	329	334,764
BAT Capital Corp., Co. Gty., 6.343%, 08/02/30(b)	Baa2/BBB+	197	205,466
BAT Capital Corp., Co. Gty., 7.081%, 08/02/53(b)	Baa2/BBB+	70	75,631
BAT International Finance PLC, Co. Gty., 1.668%, 03/25/26(b)	Baa2/BBB+	425	395,709
Philip Morris International, Inc., Sr. Unsec. Notes, 5.625%, 11/17/29(b)	A2/A-	90	92,742
Philip Morris International, Inc., Sr. Unsec. Notes, 2.100%, 05/01/30(b)	A2/A-	580	493,035
			1,597,347
AIRLINES (3.33%)
Air Canada, Sr. Sec. Notes, 3.875%, 08/15/26, 144A(b)	Ba1/BB+	246	234,976
Air Canada Pass Through Certs., Series 2020-2, Class A, 5.250%, 04/01/29, 144A	NA/A+	173	170,212
American Airlines Group, Inc. Pass Through Certs., Series 2017-1, Class AA, 3.650%, 02/15/29	A2/NA	730	689,223
American Airlines Group, Inc. Pass Through Certs., Series 2017-2, Class AA, 3.350%, 10/15/29	A2/NA	1,115	1,020,184
American Airlines Group, Inc. Pass Through Certs., Series 2019-1, Class AA, 3.150%, 02/15/32	A2/AA-	637	569,806
American Airlines, Inc., Sr. Sec. Notes, 5.500%, 04/20/26, 144A	Ba1/NA	265	263,649
American Airlines, Inc., Sr. Sec. Notes, 5.750%, 04/20/29, 144A	Ba1/NA	162	159,372
British Airways PLC Pass Through Certs., Series 2020-1, Class A, 4.250%, 11/15/32, 144A	NA/A	98	91,170
Delta Air Lines, Inc., Sr. Sec. Notes, 4.500%, 10/20/25, 144A	Baa1/NA	70	69,308
Delta Air Lines, Inc., Sr. Sec. Notes, 4.750%, 10/20/28, 144A	Baa1/NA	209	204,456
JetBlue Airways Corp. Pass Through Certs., Series 2020-1, Class A, 4.000%, 11/15/32	A3/NA	863	800,290
United Airlines, Inc., Sr. Sec. Notes, 4.375%, 04/15/26, 144A(b)	Ba1/BB	65	62,871
United Airlines, Inc., Sr. Sec. Notes, 4.625%, 04/15/29, 144A(b)	Ba1/BB	318	296,005
United Airlines, Inc. Pass Through Certs., Series 2018-1, Class B, 4.600%, 03/01/26	Ba1/NA	441	425,783
United Airlines, Inc. Pass Through Certs., Series 2019-1, Class AA, 4.150%, 08/25/31	Aa3/NA	332	310,293
United Airlines, Inc. Pass Through Certs., Series 2019-2, Class AA, 2.700%, 05/01/32	A1/NA	911	779,825
United Airlines, Inc. Pass Through Certs., Series 2020-1, Class A, 5.875%, 10/15/27	Aa3/A+	151	150,467
			6,297,890
AUTO MANUFACTURERS (2.37%)
Ford Holdings LLC, Co. Gty., 9.300%, 03/01/30	Ba1/BBB-	1,000	1,153,454
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 2.300%, 02/10/25(b)	Ba1/BBB-	1,199	1,162,712
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 5.800%, 03/05/27(b)	Ba1/BBB-	276	277,034
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 7.122%, 11/07/33(b)	Ba1/BBB-	200	215,362
General Motors Financial Co., Inc., Sr. Unsec. Notes, 3.600%, 06/21/30(b)	Baa2/BBB	1,027	927,798
Stellantis Finance US, Inc., Co. Gty., 2.691%, 09/15/31, 144A(b)	Baa1/BBB+	221	186,054
Volkswagen Group of America Finance LLC, Co. Gty., 6.450%, 11/16/30, 144A(b)	A3/BBB+	530	563,648
			4,486,062
BANKS (13.35%)
AIB Group PLC, Sr. Unsec. Notes, (3M LIBOR + 1.874%), 4.263%, 04/10/25, 144A(b),(c)	A3/BBB	582	581,680
Banco Santander SA, Sr. Unsec. Notes, 5.588%, 08/08/28	A2/A+	600	608,678
Bank of America Corp., Sr. Unsec. Notes, (SOFRRATE + 1.330%), 2.972%, 02/04/33(b),(c)	A1/A-	2,655	2,258,876
Bank of America Corp., Sr. Unsec. Notes, (SOFRRATE + 1.650%), 5.468%, 01/23/35(b),(c)	A1/A-	106	106,841
Barclays PLC, Sr. Unsec. Notes, (SOFRRATE + 2.420%), 6.036%, 03/12/55(b),(c)	Baa1/BBB+	200	208,200
Citigroup, Inc., Jr. Sub. Notes, (H15T5Y + 3.597%), 4.000%, 12/10/25(b),(c),(d)	Ba1/BB+	384	368,183

The accompanying notes are an integral part of these financial statements.

9

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
BANKS (Continued)
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	A3/BBB+	$70	$89,552
Citigroup, Inc., Sr. Unsec. Notes, (TSFR3M + 1.600%), 3.980%, 03/20/30(b),(c)	A3/BBB+	500	471,108
Citigroup, Inc., Sr. Unsec. Notes, (TSFR3M + 1.825%), 3.887%, 01/10/28(b),(c)	A3/BBB+	2,402	2,316,907
Citigroup, Inc., Sub. Notes, 4.600%, 03/09/26	Baa2/BBB	988	972,591
Citigroup, Inc., Sub. Notes, 5.300%, 05/06/44	Baa2/BBB	926	900,544
Citizens Bank NA, Sr. Unsec. Notes, (SOFRRATE + 1.450%), 6.064%, 10/24/25(b),(c)	Baa1/A-	500	498,034
Citizens Financial Group, Inc., Sr. Unsec. Notes, (SOFRRATE + 2.010%), 5.841%, 01/23/30(b),(c)	Baa1/BBB+	137	136,739
Credit Agricole SA, Sub. Notes, (USD 5 yr. Swap Semi 30/360 US + 1.644%), 4.000%, 01/10/33, 144A(b),(c)	Baa1/BBB+	1,025	956,771
Credit Suisse AG, Sr. Unsec. Notes, (SOFRINDX + 1.260%), 6.616%, 02/21/25(e)	A3+/A+	1,250	1,255,753
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (SOFRRATE + 1.725%), 4.482%, 08/23/28(b),(c)	A2/BBB+	703	687,551
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (TSFR3M + 2.012%), 7.331%, 10/28/27(b),(e)	A2/BBB+	550	566,518
HSBC Capital Funding Dollar 1 LP, Co. Gty., (3M LIBOR + 4.980%), 10.176%, 06/30/30, 144A(b),(c),(d)	Baa3/BB+	2,180	2,736,129
ING Groep NV, Sr. Unsec. Notes, (SOFRRATE + 1.640%), 3.869%, 03/28/26(b),(c)	Baa1/A-	782	768,014
JPMorgan Chase & Co., Sr. Unsec. Notes, (SOFRRATE + 1.845%), 5.350%, 06/01/34(b),(c)	A1/A-	400	401,756
Morgan Stanley, Sub. Notes, 4.350%, 09/08/26	Baa1/BBB+	1,500	1,467,177
PNC Financial Services Group, Inc., Jr. Sub. Notes, (TSFR3M + 3.562%), 5.000%, 11/01/26(b),(c),(d)	Baa2/BBB-	757	727,365
PNC Financial Services Group, Inc., Sr. Unsec. Notes, (SOFRINDX + 1.730%), 6.615%, 10/20/27(b),(c)	A3/A-	277	285,233
Santander Holdings USA, Inc., Sr. Unsec. Notes, (SOFRRATE + 2.356%), 6.499%, 03/09/29(b),(c)	Baa2/BBB+	134	137,212
State Street Corp., Jr. Sub. Notes, (H15T5Y + 2.613%), 6.700%, 03/15/29(b),(c),(d)	Baa1/BBB	371	376,373
Synchrony Bank, Sr. Unsec. Notes, 5.400%, 08/22/25(b)	NA/BBB	305	302,324
Truist Financial Corp., Jr. Sub. Notes, (H15T5Y + 3.003%), 4.800%, 09/01/24(b),(c),(d)	Baa2-/BBB-	1,136	1,100,446
Truist Financial Corp., Sr. Unsec. Notes, (SOFRRATE + 2.361%), 5.867%, 06/08/34(b),(c)	A3-/A-	111	112,385
Truist Financial Corp., Sr. Unsec. Notes, (SOFRRATE + 2.446%), 7.161%, 10/30/29(b),(c)	A3-/A-	149	159,020
UBS Group AG, Sr. Unsec. Notes, (H15T1Y + 1.770%), 5.699%, 02/08/35, 144A(b),(c)	A3/A-	266	267,642
UBS Group AG, Sr. Unsec. Notes, (SOFRRATE + 1.560%), 2.593%, 09/11/25, 144A(b),(c)	A3/A-	1,242	1,224,389
US Bancorp, Sr. Unsec. Notes, (SOFRRATE + 1.860%), 5.678%, 01/23/35(b),(c)	A3/A	305	308,338
US Bancorp, Sr. Unsec. Notes, (SOFRRATE + 2.260%), 5.836%, 06/12/34(b),(c)	A3/A	161	164,234
Wells Fargo & Co., Jr. Sub. Notes, (H15T5Y + 3.453%), 3.900%, 03/15/26(b),(c),(d)	Baa2/BB+	1,162	1,105,557
Westpac Banking Corp., Sub. Notes, (H15T5Y + 1.750%), 2.668%, 11/15/35(b),(c)	A3/BBB+	753	621,691
			25,249,811
BEVERAGES (0.35%)
Anheuser-Busch Cos. LLC, Co. Gty., 4.700%, 02/01/36(b)	A3/A-	645	626,893
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.200%, 01/15/39	A3/A-	27	34,989
			661,882
BIOTECHNOLOGY (0.74%)
Amgen, Inc., Sr. Unsec. Notes, 5.250%, 03/02/30(b)	Baa1/BBB+	106	107,654
Amgen, Inc., Sr. Unsec. Notes, 5.650%, 03/02/53(b)	Baa1/BBB+	255	260,354
Royalty Pharma PLC, Co. Gty., 2.200%, 09/02/30(b)	Baa3/BBB-	930	773,248
Royalty Pharma PLC, Co. Gty., 2.150%, 09/02/31(b)	Baa3/BBB-	326	262,899
			1,404,155
BUILDING MATERIALS (1.12%)
Builders FirstSource, Inc., Co. Gty., 6.375%, 03/01/34, 144A(b)	Ba2/BB-	541	543,576
Carrier Global Corp., Sr. Unsec. Notes, 6.200%, 03/15/54(b)	Baa3/BBB	54	59,639
Masonite International Corp., Co. Gty., 3.500%, 02/15/30, 144A(b)	Ba2/BB+	53	46,848

The accompanying notes are an integral part of these financial statements.

10

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
BUILDING MATERIALS (Continued)
Smyrna Ready Mix Concrete LLC, Sr. Sec. Notes, 6.000%, 11/01/28, 144A(b)	Ba3/BB-	$548	$536,710
Smyrna Ready Mix Concrete LLC, Sr. Sec. Notes, 8.875%, 11/15/31, 144A(b)	Ba3/BB-	878	938,486
			2,125,259
CHEMICALS (2.33%)
Braskem Netherlands Finance BV, Co. Gty., 4.500%, 01/31/30, 144A(b)	NA/BB+	735	633,785
Braskem Netherlands Finance BV, Co. Gty., 5.875%, 01/31/50, 144A	NA/BB+	245	189,592
Celanese US Holdings LLC, Co. Gty., 6.165%, 07/15/27(b)	Baa3/BBB-	787	801,780
Orbia Advance Corp. SAB de CV, Co. Gty., 2.875%, 05/11/31, 144A(b)	Baa3/BBB-	371	308,468
Union Carbide Corp., Sr. Unsec. Notes, 7.750%, 10/01/96(f)	Baa1/BBB	2,000	2,474,814
			4,408,439
COMMERCIAL SERVICES (2.58%)
Adani Ports & Special Economic Zone, Ltd., Sr. Unsec. Notes, 3.375%, 07/24/24, 144A	Baa3/BBB-	1,061	1,048,650
Ashtead Capital, Inc., Co. Gty., 4.000%, 05/01/28, 144A(b)	Baa3/BBB-	555	521,617
Ashtead Capital, Inc., Co. Gty., 4.250%, 11/01/29, 144A(b)	Baa3/BBB-	200	186,504
ERAC USA Finance LLC, Co. Gty., 7.000%, 10/15/37, 144A	A3/A-	1,500	1,712,723
Global Payments, Inc., Sr. Unsec. Notes, 3.200%, 08/15/29(b)	Baa3/BBB-	650	582,999
Global Payments, Inc., Sr. Unsec. Notes, 5.400%, 08/15/32(b)	Baa3/BBB-	178	176,601
Prime Security Services Borrower LLC, Sr. Sec. Notes, 3.375%, 08/31/27, 144A(b)	Ba2/BB	559	513,537
Triton Container International, Ltd., Co. Gty., 3.150%, 06/15/31, 144A(b)	NA/BBB	167	134,923
			4,877,554
COMPUTERS (0.47%)
Dell International LLC, Co. Gty., 3.450%, 12/15/51(b)	Baa2/BBB	192	134,669
Dell International LLC, Sr. Unsec. Notes, 5.850%, 07/15/25(b)	Baa2/BBB	342	343,767
Dell International LLC, Sr. Unsec. Notes, 8.350%, 07/15/46(b)	Baa2/BBB	90	116,216
Kyndryl Holdings, Inc., Sr. Unsec. Notes, 2.050%, 10/15/26(b)	Baa2/BBB-	326	298,857
			893,509
DIVERSIFIED FINANCIAL SERVICES (1.31%)
AerCap Ireland Capital DAC, Co. Gty., 3.300%, 01/30/32(b)	Baa2/BBB	1,122	962,674
Discover Financial Services, Sr. Unsec. Notes, 6.700%, 11/29/32(b)	Baa2/BBB-	690	730,027
LSEGA Financing PLC, Co. Gty., 2.500%, 04/06/31, 144A(b)	A3/A	264	223,649
Macquarie Airfinance Holdings, Ltd., Sr. Unsec. Notes, 6.500%, 03/26/31, 144A(b)	Baa3/NA	73	74,318
Nasdaq, Inc., Sr. Unsec. Notes, 5.350%, 06/28/28(b)	Baa2/BBB	147	148,934
Nasdaq, Inc., Sr. Unsec. Notes, 5.950%, 08/15/53(b)	Baa2/BBB	38	40,102
Synchrony Financial, Sr. Unsec. Notes, 2.875%, 10/28/31(b)	NA/BBB-	372	297,014
			2,476,718
ELECTRIC (6.01%)
AES Andes SA, Jr. Sub. Notes, (H15T5Y + 4.917%), 6.350%, 10/07/79, 144A(b),(c)	Ba2/BB	508	495,605
AES Panama Generation Holdings Srl, Sr. Sec. Notes, 4.375%, 05/31/30, 144A(b)	Baa3/NA	539	468,759
Berkshire Hathaway Energy Co., Sr. Unsec. Notes, 2.850%, 05/15/51(b)	A3/A-	1,000	645,511
Black Hills Corp., Sr. Unsec. Notes, 3.875%, 10/15/49(b)	Baa2/BBB+	1,175	853,224
CenterPoint Energy Houston Electric LLC, 5.300%, 04/01/53(b)	A2/A	53	52,979
CMS Energy Corp., Jr. Sub. Notes, (H15T5Y + 2.900%), 3.750%, 12/01/50(b),(c)	Baa3/BBB-	238	194,916
Consorcio Transmantaro SA, Sr. Unsec. Notes, 4.700%, 04/16/34, 144A	Baa3/NA	200	188,702
Duke Energy Corp., Sr. Unsec. Notes, 5.000%, 08/15/52(b)	Baa2/BBB	745	675,395
Edison International, Jr. Sub. Notes, (H15T5Y + 4.698%), 5.375%, 03/15/26(b),(c),(d)	Ba1/BB+	638	617,501
Electricite de France SA, Jr. Sub. Notes, (H15T5Y + 5.411%), 9.125%, 03/15/33, 144A(b),(c),(d)	Ba2/B+	200	220,255
Enel Finance America LLC, Co. Gty., 7.100%, 10/14/27, 144A(b)	Baa1/BBB	200	211,721
Enel Finance International NV, Co. Gty., 7.500%, 10/14/32, 144A(b)	Baa1/BBB	200	225,663
Evergy Metro, Inc., Sr. Sec. Notes, 4.200%, 06/15/47(b)	A2/A	917	743,896
Hydro-Quebec, 8.250%, 04/15/26	Aa2/AA-	1,550	1,644,696
Indiana Michigan Power Co., Sr. Unsec. Notes, 5.625%, 04/01/53(b)	A3/BBB+	38	38,429

The accompanying notes are an integral part of these financial statements.

11

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
ELECTRIC (Continued)
IPALCO Enterprises, Inc., Sr. Sec. Notes, 4.250%, 05/01/30(b)	Baa3/BBB-	$462	$430,069
Jersey Central Power & Light Co., Sr. Unsec. Notes, 2.750%, 03/01/32, 144A(b)	A3/BBB	323	268,657
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/BBB+	500	541,057
New England Power Co., Sr. Unsec. Notes, 5.936%, 11/25/52, 144A(b)	A3/BBB+	356	367,310
Niagara Mohawk Power Corp., Sr. Unsec. Notes, 5.664%, 01/17/54, 144A(b)	Baa1/BBB+	96	95,678
Pacific Gas and Electric Co., 2.100%, 08/01/27(b)	Baa2/BBB	391	352,031
Pacific Gas and Electric Co., 3.500%, 08/01/50(b)	Baa2/BBB	617	422,877
Public Service Enterprise Group, Inc., Sr. Unsec. Notes, 6.125%, 10/15/33(b)	Baa2/BBB	184	193,478
Puget Energy, Inc., Sr. Sec. Notes, 2.379%, 06/15/28(b)	Baa3/BBB-	247	220,398
Transelec SA, Sr. Unsec. Notes, 4.250%, 01/14/25, 144A(b)	Baa1/BBB	750	740,498
Transelec SA, Sr. Unsec. Notes, 3.875%, 01/12/29, 144A(b)	Baa1/BBB	490	462,865
			11,372,170
ENGINEERING & CONSTRUCTION (0.21%)
Sydney Airport Finance Co. Pty, Ltd., Sr. Sec. Notes, 3.375%, 04/30/25, 144A(b)	Baa1/BBB+	400	390,309
ENTERTAINMENT (0.44%)
Caesars Entertainment, Inc., Co. Gty., 8.125%, 07/01/27, 144A(b)	B3/B-	188	192,565
Caesars Entertainment, Inc., Sr. Sec. Notes, 7.000%, 02/15/30, 144A(b)	Ba3/BB-	178	182,678
Caesars Entertainment, Inc., Sr. Sec. Notes, 6.500%, 02/15/32, 144A(b)	Ba3/BB-	32	32,298
Warnermedia Holdings, Inc., Co. Gty., 3.638%, 03/15/25	Baa3/BBB-	441	432,355
			839,896
ENVIRONMENTAL CONTROL (0.06%)
GFL Environmental, Inc., Sr. Sec. Notes, 6.750%, 01/15/31, 144A(b)	Ba3/BB-	114	116,873
FOOD (1.42%)
Bimbo Bakeries USA, Inc., Co. Gty., 6.400%, 01/15/34, 144A(b)	Baa1/BBB+	395	423,607
Bimbo Bakeries USA, Inc., Co. Gty., 5.375%, 01/09/36, 144A(b)	Baa1/BBB+	200	198,432
Bimbo Bakeries USA, Inc., Co. Gty., 4.000%, 05/17/51, 144A(b)	Baa1/BBB+	363	281,137
J M Smucker Co., Sr. Unsec. Notes, 6.500%, 11/15/53(b)	Baa2/BBB	107	118,862
JBS USA LUX SA, Co. Gty., 3.625%, 01/15/32(b)	Baa3/BBB-	211	180,527
Kraft Heinz Foods Co., Co. Gty., 5.500%, 06/01/50(b)	Baa2/BBB	346	342,419
MARB BondCo PLC, Co. Gty., 3.950%, 01/29/31, 144A(b)	NA/BB+	213	175,652
NBM US Holdings, Inc., Co. Gty., 7.000%, 05/14/26, 144A(b)	NA/BB+	885	888,545
US Foods, Inc., Co. Gty., 7.250%, 01/15/32, 144A(b)	B2/BB-	67	69,729
			2,678,910
FOREST PRODUCTS & PAPER (0.16%)
Suzano Austria GmbH, Co. Gty., 3.750%, 01/15/31(b)	NA/BBB-	351	310,256
GAS (1.94%)
NiSource, Inc., Sr. Unsec. Notes, 5.250%, 03/30/28(b)	Baa2/BBB+	51	51,373
NiSource, Inc., Sr. Unsec. Notes, 5.400%, 06/30/33(b)	Baa2/BBB+	191	192,738
Piedmont Natural Gas Co., Inc., Sr. Unsec. Notes, 3.500%, 06/01/29(b)	A3/BBB+	1,120	1,042,792
Southern Co. Gas Capital Corp., Co. Gty., 5.875%, 03/15/41(b)	Baa1/BBB+	992	1,003,349
Southern Co. Gas Capital Corp., Co. Gty., 3.950%, 10/01/46(b)	Baa1/BBB+	539	418,341
Southern Co. Gas Capital Corp., Co. Gty., 4.400%, 05/30/47(b)	Baa1/BBB+	1,164	966,373
			3,674,966
HEALTHCARE-PRODUCTS (0.15%)
STERIS Irish FinCo UnLtd Co., Co. Gty., 2.700%, 03/15/31(b)	Baa2/BBB	329	281,098
HEALTHCARE-SERVICES (0.12%)
HCA, Inc., Co. Gty., 5.600%, 04/01/34(b)	Baa3/BBB-	224	225,778
HOLDING COMPANIES-DIVERS (0.31%)
Benteler International AG, Sr. Sec. Notes, 10.500%, 05/15/28, 144A(b)	Ba3/BB-	547	591,409

The accompanying notes are an integral part of these financial statements.

12

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
INSURANCE (6.95%)
Allianz SE, Jr. Sub. Notes, (H15T5Y + 2.165%), 3.200%, 10/30/27, 144A(b),(c),(d)	A3/A	$200	$163,956
Allianz SE, Jr. Sub. Notes, (H15T5Y + 2.973%), 3.500%, 11/17/25, 144A(b),(c),(d)	A3/A	400	371,088
Allstate Corp., Jr. Sub. Notes, (3M LIBOR + 2.120%), 6.500%, 05/15/57(b),(c),(f)	Baa1/BBB-	2,200	2,235,198
Farmers Exchange Capital, Sub. Notes, 7.200%, 07/15/48, 144A(f)	Baa3/BBB+	2,250	2,150,200
Liberty Mutual Group, Inc., Co. Gty., 3.951%, 10/15/50, 144A(b)	Baa2/BBB	250	188,287
Liberty Mutual Group, Inc., Co. Gty., (TSFR3M + 7.382%), 10.750%, 06/15/58, 144A(b),(c)	Baa3/BB+	1,000	1,187,726
Lincoln National Corp., Sr. Unsec. Notes, 5.852%, 03/15/34(b)	Baa2/BBB+	429	423,591
Massachusetts Mutual Life Insurance Co., Sub. Notes, 3.729%, 10/15/70, 144A	A2/AA-	243	164,888
Massachusetts Mutual Life Insurance Co., Sub. Notes, 4.900%, 04/01/77, 144A	A2/AA-	980	824,843
MetLife, Inc., Jr. Sub. Notes, 6.400%, 12/15/36(b)	Baa2/BBB	637	652,432
MetLife, Inc., Jr. Sub. Notes, 10.750%, 08/01/39(b)	Baa2/BBB	1,000	1,358,726
MetLife, Inc., Jr. Sub. Notes, 9.250%, 04/08/38, 144A(b)	Baa2/BBB	1,059	1,241,222
Nationwide Mutual Insurance Co., Sub. Notes, 8.250%, 12/01/31, 144A	Baa1/A-	500	562,239
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	Baa1/A-	215	279,083
New York Life Insurance Co., Sub. Notes, 6.750%, 11/15/39, 144A	Aa2/AA-	103	117,238
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR + 2.665%), 5.700%, 09/15/48(b),(c)	Baa1/BBB+	1,241	1,222,961
			13,143,678
INTERNET (0.55%)
Meta Platforms, Inc., Sr. Unsec. Notes, 4.450%, 08/15/52(b)	A1/AA-	500	445,117
Netflix, Inc., Sr. Unsec. Notes, 5.875%, 11/15/28	Baa2/BBB+	193	200,659
Prosus NV, Sr. Unsec. Notes, 4.987%, 01/19/52, 144A(b)	Baa3/BBB	540	397,749
			1,043,525
IRON/STEEL (0.15%)
Cleveland-Cliffs, Inc., Sr. Unsec. Notes, 7.000%, 03/15/32, 144A(b)	Ba3/BB-	278	281,914
LEISURE TIME (0.60%)
NCL Corp., Ltd., Sr. Unsec. Notes, 7.750%, 02/15/29, 144A(b)	Caa1/B	370	384,438
Royal Caribbean Cruises, Ltd., Sr. Unsec. Notes, 6.250%, 03/15/32, 144A(b)	Ba2/BB+	748	754,379
			1,138,817
LODGING (0.71%)
MGM China Holdings, Ltd., Sr. Unsec. Notes, 4.750%, 02/01/27, 144A(b)	B1/B+	200	190,520
Wynn Macau, Ltd., Sr. Unsec. Notes, 5.625%, 08/26/28, 144A(b)	B1/BB-	1,219	1,156,167
			1,346,687
MACHINERY-DIVERSIFIED (0.39%)
AGCO Corp., Co. Gty., 5.800%, 03/21/34(b)	Baa2/BBB-	149	150,861
TK Elevator US Newco, Inc., Sr. Sec. Notes, 5.250%, 07/15/27, 144A(b)	B2/B	600	579,811
			730,672
MEDIA (5.71%)
CCO Holdings LLC, Sr. Unsec. Notes, 4.500%, 05/01/32(b)	B1/BB-	1,017	816,816
Charter Communications Operating LLC, Sr. Sec. Notes, 5.750%, 04/01/48(b)	Ba1/BBB-	389	328,438
Comcast Corp., Co. Gty., 7.050%, 03/15/33(f)	A3/A-	2,000	2,266,821
Cox Communications, Inc., Sr. Unsec. Notes, 6.800%, 08/01/28	Baa2/BBB	1,500	1,580,230
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	524,872
Fox Corp., Sr. Unsec. Notes, 5.576%, 01/25/49(b)	Baa2/BBB	653	609,186
Paramount Global, Jr. Sub. Notes, (H15T5Y + 3.999%), 6.375%, 03/30/62(b),(c)	Ba1/BB-	600	554,097
Paramount Global, Sr. Unsec. Notes, 4.200%, 05/19/32(b)	Baa3/BB+	550	457,364
Paramount Global, Sr. Unsec. Notes, 6.875%, 04/30/36	Baa3/BB+	179	169,210
Time Warner Cable Enterprises LLC, Sr. Sec. Notes, 8.375%, 07/15/33	Ba1/BBB-	1,360	1,519,292
Univision Communications, Inc., Sr. Sec. Notes, 8.000%, 08/15/28, 144A(b)	B1/B+	14	14,263
Virgin Media Finance PLC, Co. Gty., 5.000%, 07/15/30, 144A(b)	B2/B-	200	169,062
Walt Disney Co., Co. Gty., 7.900%, 12/01/95	A2/A-	1,400	1,789,655
			10,799,306

The accompanying notes are an integral part of these financial statements.

13

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
MINING (0.57%)
Alcoa Nederland Holding BV, Co. Gty., 7.125%, 03/15/31, 144A(b)	Ba1/BB	$200	$204,008
AngloGold Ashanti Holdings PLC, Co. Gty., 3.750%, 10/01/30(b)	Baa3/BB+	339	296,372
Glencore Funding LLC, Co. Gty., 5.893%, 04/04/54, 144A(b)	Baa1/BBB+	276	280,045
Newmont Corp., Co. Gty., 3.250%, 05/13/30, 144A(b)	Baa1/BBB+	319	288,370
			1,068,795
OIL & GAS (3.13%)
Aker BP ASA, Co. Gty., 3.100%, 07/15/31, 144A(b)	Baa2/BBB	426	364,353
BP Capital Markets PLC, Co. Gty., (H15T5Y + 4.036%), 4.375%, 06/22/25(b),(c),(d)	A3/BBB	140	137,196
CITGO Petroleum Corp., Sr. Sec. Notes, 7.000%, 06/15/25, 144A(b)	B3/B+	697	696,371
CITGO Petroleum Corp., Sr. Sec. Notes, 8.375%, 01/15/29, 144A(b)	B3/B+	28	29,418
CVR Energy, Inc., Co. Gty., 5.750%, 02/15/28, 144A(b)	B1/B+	602	565,367
Endeavor Energy Resources LP, Sr. Unsec. Notes, 5.750%, 01/30/28, 144A(b)	Ba2+/BB+	473	476,836
Exxon Mobil Corp., Sr. Unsec. Notes, 4.227%, 03/19/40(b)	Aa2/AA-	1,402	1,280,174
Occidental Petroleum Corp., Sr. Unsec. Notes, 6.450%, 09/15/36	Baa3/BB+	635	677,290
Petroleos del Peru SA, Sr. Unsec. Notes, 4.750%, 06/19/32, 144A	NA/B+	513	403,805
Petroleos Mexicanos, Co. Gty., 5.950%, 01/28/31(b)	B3/BBB	552	442,777
Petroleos Mexicanos, Co. Gty., 6.950%, 01/28/60(b)	B3/BBB	195	128,766
Saudi Arabian Oil Co., Sr. Unsec. Notes, 2.250%, 11/24/30, 144A(b)	A1/NA	853	718,171
			5,920,524
PACKAGING & CONTAINERS (0.46%)
Ardagh Metal Packaging Finance USA LLC, Sr. Unsec. Notes, 4.000%, 09/01/29, 144A(b)	Caa1/B	200	161,339
Sealed Air Corp, Co. Gty., 6.125%, 02/01/28, 144A(b)	Ba2/BB+	28	28,075
Sealed Air Corp., Sr. Sec. Notes, 1.573%, 10/15/26, 144A(b)	Baa2/BBB-	524	473,104
Smurfit Kappa Treasury ULC, Co. Gty., 5.438%, 04/03/34, 144A(b)	Baa3/NA	212	212,289
			874,807
PHARMACEUTICALS (1.00%)
Bayer US Finance LLC, Co. Gty., 6.500%, 11/21/33, 144A(b)	Baa2/BBB	227	231,213
Bristol-Myers Squibb Co., Sr. Unsec. Notes, 5.550%, 02/22/54(b)	A2/A	821	848,129
CVS Health Corp., Sr. Unsec. Notes, 5.875%, 06/01/53(b)	Baa2/BBB	151	153,928
Organon & Co, Sr. Sec. Notes, 4.125%, 04/30/28, 144A(b)	Ba2/BB	200	186,429
Takeda Pharmaceutical Co., Ltd., Sr. Unsec. Notes, 3.175%, 07/09/50(b)	Baa1/BBB+	684	477,891
			1,897,590
PIPELINES (8.71%)
Antero Midstream Partners LP, Co. Gty., 6.625%, 02/01/32, 144A(b)	Ba3/BB	370	371,888
Cheniere Energy Partners LP, Co. Gty., 3.250%, 01/31/32(b)	Ba1/BBB-	91	77,540
Cheniere Energy Partners LP, Co. Gty., 5.950%, 06/30/33(b)	Ba1/BBB-	92	94,231
Columbia Pipelines Holding Co. LLC, Sr. Unsec. Notes, 6.055%, 08/15/26, 144A(b)	Baa2/NA	70	70,781
Columbia Pipelines Operating Co. LLC, Sr. Unsec. Notes, 6.544%, 11/15/53, 144A(b)	Baa1/NA	155	168,255
DT Midstream, Inc., Sr. Sec. Notes, 4.300%, 04/15/32, 144A(b)	Baa2/BBB-	432	391,723
EIG Pearl Holdings Sarl, Sr. Sec. Notes, 4.387%, 11/30/46, 144A	A1/NA	700	546,875
Enbridge, Inc., Co. Gty., 6.700%, 11/15/53(b)	Baa2/BBB+	227	257,146
Enbridge, Inc., Sub. Notes, (TSFR3M + 4.152%), 6.000%, 01/15/77(b),(c)	Ba1/BBB-	750	733,057
Energy Transfer LP, Co. Gty., 7.375%, 02/01/31, 144A(b)	Baa3/BBB	36	37,687
Energy Transfer LP, Jr. Sub. Notes, (H15T5Y + 5.306%), 7.125%, 05/15/30(b),(c),(d)	Ba2/BB+	160	156,288
Energy Transfer LP, Sr. Unsec. Notes, 3.750%, 05/15/30(b)	Baa3/BBB	398	367,103
Energy Transfer LP, Sr. Unsec. Notes, 5.550%, 05/15/34(b)	Baa3/BBB	59	59,180
Energy Transfer LP, Sr. Unsec. Notes, 5.950%, 05/15/54(b)	Baa3/BBB	145	144,946
Enterprise Products Operating LLC, Co. Gty., (TSFR3M + 2.832%), 5.375%, 02/15/78(b),(c)	Baa1/BBB	342	318,752
EQM Midstream Partners LP, Sr. Unsec. Notes, 6.375%, 04/01/29, 144A(b)	Ba3+/BB-	168	169,377
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.190%, 11/01/24, 144A	Baa2/BBB+	10	10,074
Global Partners LP, Co. Gty., 7.000%, 08/01/27(b)	B2/B+	1,076	1,076,831
Global Partners LP, Co. Gty., 6.875%, 01/15/29(b)	B2/B+	173	171,824
Global Partners LP, Co. Gty., 8.250%, 01/15/32, 144A(b)	B2/B+	643	666,597

The accompanying notes are an integral part of these financial statements.

14

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
PIPELINES (Continued)
Howard Midstream Energy Partners LLC, Sr. Unsec. Notes, 6.750%, 01/15/27, 144A(b)	B2/B+	$110	$109,714
Howard Midstream Energy Partners LLC, Sr. Unsec. Notes, 8.875%, 07/15/28, 144A(b)	B2/B+	203	214,160
Kinder Morgan, Inc., Co. Gty., 8.050%, 10/15/30	Baa2/BBB	1,000	1,138,805
Kinder Morgan, Inc., Co. Gty., 5.550%, 06/01/45(b)	Baa2/BBB	1,755	1,677,001
MPLX LP, Sr. Unsec. Notes, 4.250%, 12/01/27(b)	Baa2/BBB	901	876,346
MPLX LP, Sr. Unsec. Notes, 5.500%, 02/15/49(b)	Baa2/BBB	694	661,789
MPLX LP, Sr. Unsec. Notes, 4.900%, 04/15/58(b)	Baa2/BBB	561	470,598
NGPL PipeCo LLC, Sr. Unsec. Notes, 7.768%, 12/15/37, 144A	Baa3/BBB-	880	981,484
ONEOK, Inc., Co. Gty., 5.800%, 11/01/30(b)	Baa2/BBB	123	126,785
ONEOK, Inc., Co. Gty., 6.100%, 11/15/32(b)	Baa2/BBB	177	185,597
ONEOK, Inc., Co. Gty., 6.625%, 09/01/53(b)	Baa2/BBB	548	604,649
Panhandle Eastern Pipe Line Co. LP, Sr. Unsec. Notes, 7.000%, 07/15/29	Baa3/BBB	1,000	1,057,320
Targa Resources Partners LP, Co. Gty., 5.500%, 03/01/30(b)	Baa3/BBB	1,177	1,171,418
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec. Notes, 3.950%, 05/15/50(b)	Baa1/BBB	384	302,424
Williams Cos., Inc., Sr. Unsec. Notes, 7.500%, 01/15/31	Baa2/BBB	911	1,014,238
			16,482,483
REITS (3.50%)
American Homes 4 Rent LP, Sr. Unsec. Notes, 5.500%, 02/01/34(b)	Baa2/BBB	947	943,822
Brixmor Operating Partnership LP, Sr. Unsec. Notes, 3.850%, 02/01/25(b)	Baa3/BBB	161	158,232
EPR Properties, Sr. Unsec. Notes, 3.600%, 11/15/31(b)	Baa3/BBB-	533	445,941
Extra Space Storage LP, Co. Gty., 5.700%, 04/01/28(b)	Baa2/BBB+	129	131,309
Extra Space Storage LP, Co. Gty., 3.900%, 04/01/29(b)	Baa2/BBB+	371	349,883
Extra Space Storage LP, Co. Gty., 2.350%, 03/15/32(b)	Baa2/BBB+	267	213,799
Kite Realty Group LP, Sr. Unsec. Notes, 4.000%, 10/01/26(b)	Baa2/BBB-	129	122,797
Kite Realty Group LP, Sr. Unsec. Notes, 5.500%, 03/01/34(b)	Baa2/BBB-	44	43,741
Prologis Targeted US Logistics Fund LP, Co. Gty., 5.500%, 04/01/34, 144A(b)	A3/A-	343	344,978
Rexford Industrial Realty LP, Co. Gty., 2.150%, 09/01/31(b)	Baa2/BBB+	360	288,417
SBA Tower Trust, 2.593%, 10/15/31, 144A(b)	A2/NA	454	366,307
Scentre Group Trust 2, Co. Gty., (H15T5Y + 4.379%), 4.750%, 09/24/80, 144A(b),(c)	Baa1/BBB+	2,007	1,926,631
Simon Property Group LP, Sr. Unsec. Notes, 5.850%, 03/08/53(b)	A3/A-	271	279,512
VICI Properties LP, Co. Gty., 3.500%, 02/15/25, 144A(b)	Ba1/BBB-	385	376,552
VICI Properties LP, Sr. Unsec. Notes, 6.125%, 04/01/54(b)	Ba1/BBB-	31	30,649
Vornado Realty LP, Sr. Unsec. Notes, 2.150%, 06/01/26(b)	Ba1/BBB-	620	563,345
WEA Finance LLC, Co. Gty., 4.625%, 09/20/48, 144A(b)	Baa2/BBB+	36	25,497
			6,611,412
RETAIL (0.55%)
Macy’s Retail Holdings LLC, Co. Gty., 5.875%, 03/15/30, 144A(b)	Ba2/BB+	159	154,523
Murphy Oil USA, Inc., Co. Gty., 3.750%, 02/15/31, 144A(b)	Ba2/BB+	119	103,937
Starbucks Corp., Sr. Unsec. Notes, 4.450%, 08/15/49(b)	Baa1/BBB+	891	775,502
			1,033,962
SEMICONDUCTORS (1.44%)
Broadcom, Inc., Co. Gty., 3.750%, 02/15/51, 144A(b)	Baa3/BBB	166	125,942
Broadcom, Inc., Sr. Unsec. Notes, 3.469%, 04/15/34, 144A(b)	Baa3/BBB	1,655	1,420,208
Broadcom, Inc., Sr. Unsec. Notes, 3.187%, 11/15/36, 144A(b)	Baa3/BBB	1,109	883,696
Intel Corp., Sr. Unsec. Notes, 5.200%, 02/10/33(b)	A3/A-	92	93,372
Intel Corp., Sr. Unsec. Notes, 5.700%, 02/10/53(b)	A3/A-	61	63,101
Micron Technology, Inc., Sr. Unsec. Notes, 2.703%, 04/15/32(b)	Baa3/BBB-	164	137,029
			2,723,348
SOFTWARE (1.71%)
Fiserv, Inc., Sr. Unsec. Notes, 5.600%, 03/02/33(b)	Baa2/BBB	121	123,459
Oracle Corp., Sr. Unsec. Notes, 2.300%, 03/25/28(b)	Baa2/BBB	1,130	1,020,438
Oracle Corp., Sr. Unsec. Notes, 3.650%, 03/25/41(b)	Baa2/BBB	1,745	1,372,472

The accompanying notes are an integral part of these financial statements.

15

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
SOFTWARE (Continued)
Oracle Corp., Sr. Unsec. Notes, 5.550%, 02/06/53(b)	Baa2/BBB	$80	$78,384
VMware LLC, Sr. Unsec. Notes, 2.200%, 08/15/31(b)	WR/BBB	788	641,788
			3,236,541
TELECOMMUNICATIONS (2.95%)
AT&T, Inc., Sr. Unsec. Notes, 4.500%, 05/15/35(b)	Baa2/BBB	515	481,668
AT&T, Inc., Sr. Unsec. Notes, 4.750%, 05/15/46(b)	Baa2/BBB	425	381,020
AT&T, Inc., Sr. Unsec. Notes, 3.550%, 09/15/55(b)	Baa2/BBB	2,195	1,536,625
Deutsche Telekom International Finance BV, Co. Gty., 8.750%, 06/15/30(f),(g)	Baa1/BBB+	2,000	2,366,355
Frontier Communications Holdings LLC, Sr. Sec. Notes, 5.000%, 05/01/28, 144A(b)	B3/B	255	236,708
T-Mobile USA, Inc., Co. Gty., 4.950%, 03/15/28(b)	Baa2/BBB	83	82,849
Verizon Communications, Inc., Sr. Unsec. Notes, 3.550%, 03/22/51(b)	Baa1/BBB+	674	501,348
			5,586,573
TRANSPORTATION (0.34%)
BNSF Funding Trust I, Co. Gty., (3M LIBOR + 2.350%), 6.613%, 12/15/55(b),(c)	Baa2/A	250	248,001
Union Pacific Corp., Sr. Unsec. Notes, 3.839%, 03/20/60(b)	A3/A-	503	386,232
			634,233
TOTAL CORPORATE DEBT SECURITIES (Cost of $157,233,904)			151,707,409
ASSET-BACKED SECURITIES (13.35%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 08/15/46, 144A(b)	NA/A-	904	821,916
Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.300%, 06/21/28, 144A(b)	Aaa/NA	65	64,494
Antares CLO, Ltd., Series 2017-1A, Class CR, (TSFR3M + 2.962%), 8.279%, 04/20/33, 144A(b),(e)	NA/A	1,092	1,085,532
Apidos CLO XXXIX, Ltd., Series 2022-39A, Class A1, (TSFR3M + 1.300%), 6.618%, 04/21/35, 144A(b),(e)	Aaa/AA+	950	951,575
Auxilior Term Funding LLC, Series 2023-1A, Class A2, 6.180%, 12/15/28, 144A(b)	Aaa/NA	127	127,682
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A, 2.330%, 08/20/26, 144A(b)	Aaa/NA	255	245,803
Blackbird Capital II Aircraft Lease, Ltd., Series 2021-1A, Class B, 3.446%, 07/15/46, 144A(b)	Baa1/NA	279	243,082
Cerberus Loan Funding XXXVII LP, Series 2022-1A, Class A1, (TSFR3M + 1.780%), 7.094%, 04/15/34, 144A(b),(e)	Aaa/NA	1,500	1,490,643
CF Hippolyta Issuer LLC, Series 2020-1, Class A1, 1.690%, 07/15/60, 144A(b)	NA/A+	612	571,849
Chesapeake Funding II LLC, Series 2023-2A, Class A1, 6.160%, 10/15/35, 144A(b)	Aaa/NA	136	137,131
Daimler Trucks Retail Trust, Series 2023-1, Class A3, 5.900%, 03/15/27(b)	Aaa/NA	428	431,701
DataBank Issuer, Series 2021-2A, Class A2, 2.400%, 10/25/51, 144A(b)	NA/NA	583	521,326
DB Master Finance LLC, Series 2021-1A, Class A2I, 2.045%, 11/20/51, 144A(b)	NA/BBB	594	544,129
Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 04/25/51, 144A(b)	NA/BBB+	537	477,729
Eaton Vance CLO, Ltd., Series 2020-1A, Class AR, (TSFR3M + 1.432%), 6.746%, 10/15/34, 144A(b),(e)	NA/AAA	1,500	1,503,327
Flexential Issuer, Series 2021-1A, Class A2, 3.250%, 11/27/51, 144A(b)	NA/NA	555	503,116
Ford Credit Auto Owner Trust, Series 2022-C, Class B, 5.030%, 02/15/28(b)	Aaa/AA+	565	562,166
Ford Credit Auto Owner Trust, Series 2024-1, Class A, 4.870%, 08/15/36, 144A(b)	NA/AAA	255	254,630
Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1TR, (TSFR3M + 1.812%), 7.126%, 10/15/33, 144A(b),(e)	NA/AAA	600	597,807
Fortress Credit Opportunities XVII CLO, Ltd., Series 2022-17A, Class A, (TSFR3M + 1.370%), 6.684%, 01/15/30, 144A(b),(e)	NA/AAA	253	252,898
Golub Capital Partners CLO 36m, Ltd., Series 2018-36A, Class C, (TSFR3M + 2.362%), 7.634%, 02/05/31, 144A(b),(e)	NA/A	2,250	2,220,455
Hilton Grand Vacations Trust, Series 2023-1A, Class A, 5.720%, 01/25/38, 144A(b)	Aaa/AAA	83	83,941
ITE Rail Fund Levered LP, Series 2021-1A, Class A, 2.250%, 02/28/51, 144A(b)	NA/A	175	155,685
IVY Hill Middle Market Credit Fund XII, Ltd., Series 12A, Class BR, (TSFR3M + 3.162%), 8.479%, 07/20/33, 144A(b),(e)	NA/A-	866	849,859

The accompanying notes are an integral part of these financial statements.

16

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
ASSET-BACKED SECURITIES (Continued)
Marlette Funding Trust, Series 2022-3A, Class A, 5.180%, 11/15/32, 144A(b)	NA/NA	$15	$14,944
MCF CLO IX, Ltd., Series 2019-1A, Class A1RR, (TSFR3M + 2.000%), 7.292%, 04/17/36, 144A(b),(e)	NA/AAA	550	550,000
MF1, Ltd., Series 2021-FL7, Class AS, (TSFR1M + 1.564%), 6.891%, 10/16/36, 144A(b),(e)	NA/NA	922	904,791
MF1, Ltd., Series 2022-FL8, Class C, (TSFR1M + 2.200%), 7.526%, 02/19/37, 144A(b),(e)	NA/NA	448	431,279
Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 05/15/69, 144A(b)	NA/AAA	82	72,372
Neuberger Berman Loan Advisers CLO 47, Ltd., Series 2022-47A, Class A, (TSFR3M + 1.300%), 6.617%, 04/14/35, 144A(b),(e)	Aaa/NA	937	937,391
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, 10/20/61, 144A(b)	NA/A	1,063	931,214
PMT Issuer Trust - FMSR, Series 2021-FT1, Class A, (TSFR1M + 3.115%), 8.444%, 03/25/26, 144A(b),(e)	NA/NA	566	571,709
Purewest Funding LLC, Series 2021-1, Class A1, 4.091%, 12/22/36, 144A(b)	NA/NA	133	128,322
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.740%, 10/16/28(b)	Aaa/AA+	352	347,794
SFS Auto Receivables Securitization Trust, Series 2023-1A, Class A2A, 5.890%, 03/22/27, 144A(b)	Aaa/AAA	153	153,547
Slam, Ltd., Series 2021-1A, Class A, 2.434%, 06/15/46, 144A(b)	A1/NA	1,114	972,772
SMB Private Education Loan Trust, Series 2017-B, Class A2B, (TSFR1M + 0.864%), 6.190%, 10/15/35, 144A(b),(e)	Aaa/AAA	170	169,064
Sofi Professional Loan Program LLC, Series 2017-C, Class B, 3.560%, 07/25/40, 144A(b),(e)	NA/AAA	998	960,561
Tesla Auto Lease Trust, Series 2023-B, Class A3, 6.130%, 09/21/26, 144A(b)	Aaa/NA	449	453,132
Textainer Marine Containers VII, Ltd., Series 2021-1A, Class A, 1.680%, 02/20/46, 144A(b)	NA/A	776	684,963
TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 02/20/46, 144A(b)	NA/A+	413	358,318
TIF Funding III LLC, Series 2024-1A, Class A, 5.480%, 05/22/34, 144A(b)	NA/(P)AA	422	424,510
United States Small Business Administration, Series 2010-20F, Class 1, 3.880%, 06/01/30	Aaa/AA+	29	27,774
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 09/15/43, 144A(b),(h)	NA/A	977	932,464
Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 05/15/46, 144A(b)	NA/NA	608	520,128
TOTAL ASSET-BACKED SECURITIES (Cost of $26,296,917)			25,245,525
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.03%)
BXHPP Trust, Series 2021-FILM, Class C, (TSFR1M + 1.214%), 6.539%, 08/15/36, 144A(e)	NA/NA	167	156,127
COLT Mortgage Loan Trust, Series 2023-3, Class A2, 7.432%, 09/25/68, 144A(b),(h)	NA/NA	258	261,030
Cross Mortgage Trust, Series 2024-H2, Class A2, 6.417%, 04/25/69, 144A(b),(h)	NA/NA	317	317,845
JP Morgan Mortgage Trust, Series 2024-CES1, Class A2, 6.148%, 06/25/54, 144A(b),(e)	NA/NA	195	195,497
New Residential Mortgage Loan Trust, Series 2021-NQ2R, Class A1, 0.941%, 10/25/58, 144A(b),(e)	NA/NA	153	139,047
New Residential Mortgage Loan Trust, Series 2022-NQM1, Class A1, 2.277%, 04/25/61, 144A(b),(e)	NA/NA	856	732,677
RCKT Mortgage Trust, Series 2024-CES2, Class A2, 6.389%, 04/25/44, 144A(b)	NA/NA	148	147,529
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $2,094,278)			1,949,752
RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.10%)
FHLMC Pool #A15675, 6.000%, 11/01/33	Aaa/AA+	27	28,413
FNMA Pool #754791, 6.500%, 12/01/33	Aaa/AA+	107	111,362
FNMA Pool #763852, 5.500%, 02/01/34	Aaa/AA+	48	48,993
GNSF Pool #417239, 7.000%, 02/15/26	Aaa/AA+	1	647
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $175,857)			189,415
MUNICIPAL BONDS (1.21%)
City of San Francisco CA Public Utilities Commission Water Revenue, Build America Bonds, 6.000%, 11/01/40	Aa2/AA-	145	152,249
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa2/AA-	1,500	1,829,527
University of Michigan, 3.599%, 04/01/47	Aaa/AAA	365	311,403
TOTAL MUNICIPAL BONDS (Cost of $2,040,042)			2,293,179

The accompanying notes are an integral part of these financial statements.

17

SCHEDULE OF INVESTMENTS — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
U.S. TREASURY OBLIGATIONS (0.59%)
United States Treasury Bonds, 4.750%, 11/15/43	Aaa/AA+	$385	$399,979
United States Treasury Notes, 4.375%, 11/30/28	Aaa/AA+	318	319,851
United States Treasury Notes, 4.250%, 02/28/29	Aaa/AA+	125	125,234
United States Treasury Notes, 4.375%, 11/30/30	Aaa/AA+	158	159,426
United States Treasury Notes, 4.500%, 11/15/33	Aaa/AA+	111	113,567
TOTAL U.S. TREASURY OBLIGATIONS (Cost of $1,117,262)			1,118,057
GOVERNMENT BONDS (1.87%)
Colombia Government International Bond, Sr. Unsec. Notes, 8.750%, 11/14/53(b)	Baa2/BB+	335	363,771
Hungary Government International Bond, Sr. Unsec. Notes, 6.750%, 09/25/52, 144A	Baa2/BBB-	200	214,280
Israel Government International Bond, Sr. Unsec. Notes, 5.750%, 03/12/54	A2/AA-	1,208	1,157,481
Panama Government International Bond, Sr. Unsec. Notes, 7.500%, 03/01/31(b)	Baa3/BBB	400	418,526
Republic of Poland Government International Bond, Sr. Unsec. Notes, 5.500%, 03/18/54(b)	A2/A-	722	717,076
Saudi Government International Bond, Sr. Unsec. Notes, 5.500%, 10/25/32, 144A	A1/NA	631	653,219
TOTAL GOVERNMENT BONDS (Cost of $3,454,226)			3,524,353
TOTAL INVESTMENTS (98.35%) (Cost of $192,412,486)			186,027,690
OTHER ASSETS AND LIABILITIES (1.65%)			3,130,364
NET ASSETS (100.00%)			$189,158,054

At March 31, 2024, the Fund had the following open futures contracts:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	06/24	137	$14,620,668	$14,661,141	$40,473
U.S. Treasury Long Bonds	06/24	51	6,007,229	6,142,313	135,084
U.S. Treasury Ultra Bonds	06/24	60	7,522,302	7,740,000	217,698
					393,255
Short Futures Outstanding
U.S. Treasury 10-Year Notes	06/24	8	(880,765)	(886,375)	(5,610)
U.S. Treasury Ultra 10-Year Notes	06/24	4	(453,938)	(458,438)	(4,500)
					(10,110)
Net unrealized appreciation on open futures contracts					$383,145

(a)	Ratings for debt securities are unaudited. All ratings are as of March 31, 2024 and may have changed subsequently.
(b)	This security is callable.
(c)	Fixed to floating rate security. Fixed rate indicated is rate effective at March 31, 2024. Security will convert at a future date to a floating rate of reference rate and spread in the description above.
(d)	Security is perpetual. Date shown is next call date.
(e)	Variable rate security. Rate indicated is rate effective at March 31, 2024.
(f)	Security position is either entirely or partially held in a segregated account as collateral for line of credit. Refer to Note 6.
(g)	Multi-Step Coupon. Rate disclosed is as of March 31, 2024.
(h)	Denotes a step-up bond. The rate indicated is the current coupon as of March 31, 2024.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2024, these securities amounted to $77,054,057 or 40.74% of net assets.

Legend

Certs. – Certificates

CLO – Collateralized Loan Obligation

Co. Gty. – Company Guaranty

The accompanying notes are an integral part of these financial statements.

18

SCHEDULE OF INVESTMENTS — continued

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNSF – Government National Mortgage Association (Single Family)

GO – Government Obligation

H15T5Y – US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

Jr. – Junior

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

Ltd. – Limited

NA – Not Available

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Sec. – Secured

SOFRINDX – Secured Overnight Financing Rate Index

SOFRRATE – Secured Overnight Financing Rate

Sr. – Senior

Sub. – Subordinated

TSFR1M – One Month Term Secured Overnight Financing Rate

TSFR3M – 3-month Term Secured Overnight Financing Rate

Unsec. – Unsecured

The accompanying notes are an integral part of these financial statements.

19

SCHEDULE OF INVESTMENTS — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of March 31, 2024.

Assets:	Total Market Value at 03/31/24	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
LONG-TERM INVESTMENTS
CORPORATE DEBT SECURITIES	$151,707,409	$—	$151,707,409	$—
MUNICIPAL BONDS	2,293,179	—	2,293,179	—
ASSET-BACKED SECURITIES	25,245,525	—	25,245,525	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	189,415	—	189,415	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	1,949,752	—	1,949,752	—
GOVERNMENT BONDS	3,524,353	—	3,524,353	—
U.S. TREASURY OBLIGATIONS	1,118,057	—	1,118,057	—
DERIVATIVES
LONG FUTURES	393,255	393,255	—	—
TOTAL ASSETS	$186,420,945	$393,255	$186,027,690	$—
Liabilities:
FUTURES CONTRACTS	$10,110	$10,110	$—	$—

The accompanying notes are an integral part of these financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2024

Assets:
Investment in securities, at value (amortized cost $192,412,486) (Note 1)	$186,027,690
Cash	1,374,058
Interest receivable	2,329,946
Receivables for investments sold	428,081
Receivable from broker—variation margin on open futures contracts	393,255
Deposits with brokers for open futures contracts	530,630
TOTAL ASSETS	191,083,660
Liabilities:
Securities purchased	1,722,140
Investment advisory fees payable	72,149
Printing fees payable	40,328
Audit fees payable	29,000
Administration and accounting fees payable	14,357
Payable to broker—variation margin on open futures contracts	10,110
Legal fees payable	7,881
Transfer agency fees payable	7,707
Custodian fees payable	4,908
Accrued fees payable	17,026
TOTAL LIABILITIES	1,925,606
Net assets: (equivalent to $17.66 per share based on 10,713,411 shares of capital stock outstanding)	$189,158,054
NET ASSETS consisted of:
Par value	$107,134
Capital paid-in	206,647,413
Distributable earnings	(17,596,493)
$189,158,054

The accompanying notes are an integral part of these financial statements.

21

STATEMENT OF OPERATIONS

For the year ended March 31, 2024

Investment Income:
Interest		$10,012,857
Total Investment Income		10,012,857
Expenses:
Investment advisory fees (Note 4)	$835,504
Administration fees	164,335
Trustees’ fees (Note 4)	157,500
Legal fees and expenses	133,179
Reports to shareholders	57,461
Transfer agent fees	42,854
Insurance	34,133
Custodian fees	30,705
Audit fees	29,000
NYSE fee	24,988
ICI fee	18,042
Miscellaneous	93,883
Total Expenses		1,621,584
Net Investment Income		8,391,273
Realized and unrealized (loss) from:
Net realized (loss) from:
Investment securities		(4,071,371)
Futures contracts		(1,456,115)
Net Realized Loss		(5,527,486)
Change in net unrealized appreciation (depreciation) of:
Investment securities		7,137,799
Futures contracts		(179,277)
Change in Net Unrealized Appreciation		6,958,522
Net gain on investments and futures contracts		1,431,036
Net increase in net assets resulting from operations		$9,822,309

The accompanying notes are an integral part of these financial statements.

22

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended March 31, 2024	Year ended March 31, 2023
Increase (decrease) in net assets:
Operations:
Net investment income	$8,391,273	$7,743,887
Net realized loss	(5,527,486)	(3,741,628)
Change in unrealized appreciation (depreciation)	6,958,522	(17,800,922)
Net increase (decrease) in net assets resulting from operations	9,822,309	(13,798,663)
Distributions:
From distributed earnings	(8,356,460)	(8,358,603)
Increase (decrease) in net assets	1,465,849	(22,157,266)
Net Assets:
Beginning of year	187,692,205	209,849,471
End of year	$189,158,054	$187,692,205

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Year ended March 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance
Net asset value, beginning of year	$17.52	$19.59	$21.25	$19.67	$20.57
Net investment income	0.78	0.72	0.70	0.77	0.79
Net gain (loss) on investments and futures contracts	0.14	(2.01)	(1.22)	2.10	(0.50)
Total from investment operations	0.92	(1.29)	(0.52)	2.87	0.29
Less distributions:
Dividends from net investment income	(0.78)	(0.72)	(0.80)	(0.80)	(0.97)
Distributions from net realized gains	—	(0.06)	(0.34)	(0.49)	(0.22)
Total distributions	(0.78)	(0.78)	(1.14)	(1.29)	(1.19)
Net asset value, end of year	$17.66	$17.52	$19.59	$21.25	$19.67
Per share market price, end of year	$16.49	$15.88	$17.87	$20.45	$19.74
Total Investment Return(1)
Based on net asset value	5.93%	(6.08)%	(2.80)%	14.71%	1.51%
Based on market value	9.12%	(6.68)%	(7.87)%	10.00%	9.03%
Ratios/Supplemental Data
Net assets, end of year (000s)	$189,158	$187,692	$209,849	$227,637	$210,632
Ratio of expenses to average net assets (gross of waivers/reimbursements)	0.88%	0.86%	0.85%	0.81%	0.76%
Ratio of expenses to average net assets (net of waivers/reimbursements)	0.88%	0.86%	0.85%	0.79%	0.76%
Ratio of net investment income to average net assets	4.56%	4.11%	3.31%	3.56%	3.76%
Portfolio turnover rate	34.65%	35.10%	51.47%	88.81%	59.99%
Number of shares outstanding at the end of the year (in 000’s)	10,713	10,713	10,713	10,710	10,710

(1)	Total investment return based on net asset value per share includes management fees and all other expenses paid by the Fund and reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. Total investment return based on market value is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

24

NOTES TO FINANCIAL STATEMENTS

Note 1 − Significant Accounting Policies – The Insight Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services which are unaffiliated with Insight North America LLC (‘‘INA’’ or the ‘‘Adviser’’) - and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

The Fund adopted policies to comply with the SEC’s Rule 2a-5 under the 1940 Act, which established a new regulatory framework for registered investment company fair valuation practices. The Fund’s fair value policies and procedures and valuation practices were updated prior to the rule’s required compliance date of September 8, 2022. Under Rule 2a-5, the Board designated the Adviser as the Fund’s “Valuation Designee” to make fair value determinations.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined by the Fund’s Valuation Designee pursuant to its procedures and subject to oversight by the Board of Trustees (the “Board”). The Valuation Designee considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when-issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the

25

NOTES TO FINANCIAL STATEMENTS — continued

asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of March 31, 2024, the Fund did not hold any Level 3 securities.

When-Issued Securities — The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its net asset value (‘‘NAV’’). At the time of delivery of the security, its value may be more or less than the fixed purchase price.

Futures Contracts — The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended March 31, 2024, the Fund used futures contracts to manage duration exposure to the Fund’s index.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and

26

NOTES TO FINANCIAL STATEMENTS — continued

subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Swap Contracts — Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. During the year ended March 31, 2024, the Fund did not enter into swap transactions.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, bilateral swap agreements, OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by

27

NOTES TO FINANCIAL STATEMENTS — continued

each relevant clearing agency, are posted and are segregated at a broker account registered with the Commodity Futures Trading Commission, or the applicable regulator. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements.

The following table sets forth the fair value and the location of the Fund’s derivative financial instruments within the Statement of Assets and Liabilities by primary risk exposure as of March 31, 2024:

Fair Value of Derivative Instruments as of March 31, 2024:

Derivatives not accounted for as
hedging instruments under ASC 815	Assets	Liabilities
Futures — Interest Rate Contracts	$393,255	$(10,110)

The following table sets forth the effect of the Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended March 31, 2024:

The Effect of Derivative Investments on the Statement of Operations for the year ended March 31, 2024:

	Realized	Change in Net Unrealized
Derivatives not accounted for as	Gain (Loss)	Appreciation (Depreciation)
hedging instruments under ASC 815	on Derivatives	on Derivatives
Futures — Interest Rate Contracts	$(1,456,115)	$(179,277)

The average notional amounts of long and short futures contracts held by the Fund throughout the period was $27,048,218 and $5,544,431, respectively. This is based on amounts held as of each quarter-end throughout the fiscal year.

B.	Determination of Gains or Losses on Sale of Securities — Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes — It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2021-2023 or expected to be taken on the Fund’s 2024 tax return, and has concluded

28

NOTES TO FINANCIAL STATEMENTS — continued

that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other — Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2024 and 2023 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2024	$8,356,460	$—	$—	$8,356,460
FY 2023	$7,713,566	$—	$645,037	$8,358,603

At March 31, 2024, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Capital Loss Carryforward	Post October Loss	Net Unrealized Depreciation
$(17,596,493)	$17,627	$(9,358,072)	$—	$(8,256,048)

Realized net capital gains can be offset by capital loss carryforwards from prior years. As of March 31, 2024, the capital loss carryforwards were as follows:

Short-Term	Long-Term	Total
$(1,972,105)	$(7,385,967)	$(9,358,072)

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2024, no losses were deferred.

At March 31, 2024, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$194,283,738	$6,390,180	$(14,646,228)	$(8,256,048)
29

NOTES TO FINANCIAL STATEMENTS — continued

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.	Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 − Portfolio Transactions — The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2024:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$23,179,071	$22,331,009
Other Investment Securities	$39,459,402	$40,667,073

Note 3 − Capital Stock — At March 31, 2024, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,713,411 shares issued and outstanding.

Note 4 − Investment Advisory Contract, Accounting and Administration, Custodian, Transfer Agent and Trustee Compensation — INA serves as investment adviser to the Fund. The Adviser is entitled to a monthly investment advisory fee at the annualized rate of 0.50% of the first $100,000,000 of the Fund’s average daily Managed Assets and 0.40% of the Fund’s average daily Managed Assets in excess of $100,000,000. Effective December 1, 2022, the annualized rate became 0.50% of the first $100,000,000 of the Fund’s average daily Managed Assets, 0.40% of the Fund’s average daily Managed Assets in excess of $100,000,000 but less than $200,000,000, and 0.30% of the Fund’s average daily Managed Assets in excess of $200,000,000. The ‘‘Managed Assets’’of the Fund shall be defined as the total assets of the Fund, less its liabilities other than Fund liabilities incurred for investment purposes.

BNY Mellon Investment Servicing (US) Inc., an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Bank of New York Mellon is the Fund’s custodian responsible for the custody of Fund’s assets. Computershare Investor Services (‘‘Computershare’’) serves as the Transfer Agent to the Fund.

The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser works closely with and is administered by Insight Investment Management (Global) Limited, another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with the Adviser’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the year ended March 31, 2024 was $157,500. All officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers on the Statement of Operations receives compensation from the Fund.

Note 5 − Dividend and Distribution Reinvestment — In accordance with the terms of the Amended and Restated Automatic Dividend Investment Plan (the ‘‘Plan’’), for shareholders who so elect, dividends and distributions are made

30

NOTES TO FINANCIAL STATEMENTS — continued

in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the ‘‘Valuation Date’’) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2024, the Fund did not issue any shares under this Plan.

Note 6 − Committed Facility Agreement — On November 19, 2021, the Fund entered into a Committed Facility Agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International, under which the Fund may borrow up to $125,000,000 on a revolving basis. The credit facility is secured by a portion of the Fund’s portfolio investments in amounts required by the Credit Agreement, which are maintained in a segregated account by the Fund Custodian. As of March 31, 2024, there was no outstanding balance. All borrowings under the Credit Agreement constitute financial leverage. The Credit Agreement contains customary representations, warranties, covenants, and default provisions. The Fund is charged interest based on the Overnight Bank Funding Rate plus (i) 72 basis points (in respect of investment grade corporate bonds and US Government Securities), or (ii) 92 basis points (in respect of other securities). The Fund is subject to the asset coverage requirements imposed by the Investment Company Act.

Note 7 − Principal Risks — An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The Fund’s share price fluctuates, sometimes dramatically, which means an investor in the Fund could incur a loss.

Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the Fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of

31

NOTES TO FINANCIAL STATEMENTS — continued

a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

Asset-Backed Securities Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security’s price to fall. The lower a security’s credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Derivatives risk. The Fund may utilize a variety of derivative instruments. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. In addition, derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

Economic, geopolitical and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

As a result of certain geopolitical tensions and armed conflicts outside of the United States, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain countries, corporate entities and individuals. The imposition of such sanctions and other similar measures could cause, among other things, a decline in the value and/or liquidity of securities issued, downgrades in the credit ratings of securities and cause increased market volatility affect-

32

NOTES TO FINANCIAL STATEMENTS — continued

ing not only the party but throughout the world. Sanctions could also result in a party taking counter measures or retaliatory actions which may further impair the value and liquidity of some securities.

ETF and other investment company risk. To the extent the Fund invests in pooled investment vehicles, such as ETFs and other investment companies, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the Fund invests in an ETF or other investment company, shareholders of the Fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the Fund.

Foreign investment risk. To the extent the Fund invests in foreign securities, the Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund.

Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.

High yield securities risk. High yield (“junk”) securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Leverage risk. The use of leverage (borrowing money to purchase properties or securities) will cause the Fund to incur additional expenses and significantly magnify losses in the event of underperformance of the assets purchased with borrowed money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these

33

NOTES TO FINANCIAL STATEMENTS — continued

securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Management risk. The investment process used by the Fund’s portfolio managers could fail to achieve the Fund’s investment goal and cause your fund investment to lose value.

Market risk. The value of the securities in which the Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to coronavirus outbreaks and aggressive measures taken world-wide in response by governments, and by businesses, including changes to operations and reducing staff.

The impact of pandemic risks may last for an extended period of time and result in a substantial economic downturn. Any such impact could adversely affect the Fund’s performance.

Risk of market price discount from net asset value. Shares of closed-end funds frequently trade at a market price that is below their NAV. This is commonly referred to as ‘‘trading at a discount.’’This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Valuation risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Note 8 − Recent Accounting Pronouncements — In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04 “Facilitation of the Effects of Reference Rate Reform on Financial Reporting,” which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU 2020-04 was effective immediately for certain reference rate-related contract modifications that occur through December 31, 2022. In December 2022, the FASB issuedASU No. 2022-06 “Deferral of the Sunset Date of Topic 848,” which extended the temporary relief period provided by ASU No. 2020-04 through December 31, 2024. Management does not expect ASU 2020-04 or ASU 2022-06 to have a material impact on the financial statements.

34

NOTES TO FINANCIAL STATEMENTS — continued

Note 9 − Other Matters — The U.S. Securities and Exchange Commission (“SEC”) made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, Management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, Management is evaluating the implications of these changes on the financial statements.

Note 10 − Subsequent Events — Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

35

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including management fees and other fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the table is based on the investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2023 to March 31, 2024).

Actual expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invest to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During” the Period to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Fund’s actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders’ reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the second line in the table is useful for comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Annualized	During the Period
	October 1, 2023	March 31, 2024	Expense Ratio	Per $1,000
Insight Select Income Fund
Actual	$1,000.00	$1,085.90	0.89%	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	0.89%	$4.50
36

SHAREHOLDER INFORMATION (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes that occurred during the prior fiscal year. (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Summary of information regarding the Fund (unaudited)

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date.

The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund’s investment objective may be changed by the Board of Trustees of the Fund without shareholder approval. There can be no assurance that the Fund will achieve its objective.

Principal Investment Strategies and Policies

There have been no material changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure that have not been approved by shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in debt securities (the “80% Policy”). Seventy-five percent of the Fund’s Managed Assets will be invested in following types of higher quality, non-convertible debt securities (including bonds and debentures):

•	debt securities (with or without attached warrants) rated, at the time of purchase, within the four highest grades as determined by a nationally recognized statistical ratings organization, such as Moody’s (i.e., Aaa, Aa, A or Baa) or Standard & Poor’s (i.e., AAA, AA, A or BBB) (collectively, the “NRSRO Rated Securities”);

•	short-term debt securities (“debentures”) which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities and which debentures are considered by the Adviser to have an investment quality comparable to NRSRO Rated Securities;

•	obligations of the United States Government, its agencies or instrumentalities; and

•	bank debt securities (with or without attached warrants) which, although not NRSRO Rated Securities, are considered by the Adviser to have an investment quality comparable NRSRO Rated Securities.

“Managed Assets” means net assets, plus the proceeds from borrowings and the issuance of senior securities for investment purposes. The ratings criteria described above apply at the time of acquisition of the security. In the event that a security held in this portion of the Fund’s portfolio is downgraded to below Baa or BBB, the Fund will no longer include such security in this portion of the Fund’s portfolio. The Fund does not expect that the value of warrants in this part of its portfolio will often be significant.

The balance of the Fund’s investments is expected to be principally in debt securities that do not meet the standards described above and in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities. Any securities in this part of the portfolio may be of lower quality and may not be rated by any NRSRO.

37

SHAREHOLDER INFORMATION (Unaudited) — continued

Fixed-income securities rated below Baa/BBB are considered below investment grade (“high yield” or “junk” bonds). All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

From time to time, the Fund may also purchase futures contracts, including interest rate futures, (“futures contracts”) and related options thereon, to hedge the Funds interest rate risk and/or duration risk. A futures contract sale creates an obligation by the Fund, as a seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

The Fund has established a credit facility secured by a portion of the Fund’s portfolio investments from which the Fund will be able to borrow money to be invested pursuant to the Fund’s investment strategy. The Fund is permitted to borrow up to the limit permitted under the 1940 Act.

The Fund focuses on a relative value strategy. The Fund seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase the Fund’s income, and therefore the Fund’s dividend payment. In constructing the Fund’s portfolio, the Adviser relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis and detailed individual security selection. The fund’s Adviser seeks to identify investment opportunities for the Fund based on its evaluation of the relative value of securities. The Adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. The Adviser may supplement its internal research with external, third-party credit research and related credit tools.

The Fund’s average duration is expected to be near the duration of the Bloomberg U.S. Credit Index which is the Fund’s benchmark. On March 31, 2024, the Fund’s duration was 7.07 years and the duration of the Fund’s benchmark was 6.84 years. The Adviser expects that the Fund’s duration will remain between 4 and 8 years; however, the Fund’s duration may be lengthened or shortened depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose 1%.

The type of fixed-income securities in which the Fund may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities, including bonds, notes, debentures, convertible securities, preferred stock and corporate commercial paper; issued by U.S. and non-U.S. corporations and other entities, such as master limited partnerships; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security); (vii) bank loans, including participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers’ acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities); (xii) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (xiii) obligations of international agencies or supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

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SHAREHOLDER INFORMATION (Unaudited) — continued

The Fund’s 80% policy set forth above may be changed upon 60 days written notice to shareholders.

When the Adviser believes that market conditions make it appropriate, for temporary, defensive purposes the Fund may invest up to 100% of its assets in cash, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government. When the Fund makes investments for defensive purposes, it may not achieve its investment objective.

Investment Restrictions

The Fund is subject to a number of investment restrictions, some of which are deemed fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, and some of which are not fundamental and may be changed by the Fund’s Board. The Fund’s fundamental investment policies may be changed only with the approval of the holders of a “majority of the Fund’s outstanding voting securities,” which, as used in this prospectus, means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are present in person or by proxy, or (2) more than 50% of the outstanding Shares. Any investment policy or restriction which involves a maximum percentage of securities or assets is not considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. The Fund’s fundamental policies are set forth below.

1.	The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2.	The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3.	The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4.	The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5.	The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6.	The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7.	The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The foregoing policies are fundamental and may not be changed without shareholder approval.

The Fund’s policies which are not deemed fundamental and which may be changed by the Board without shareholder approval are set forth below:

1.	The Fund will not invest in companies for the purpose of exercising control or management.
39

SHAREHOLDER INFORMATION (Unaudited) — continued

2.	The Fund may not invest in the securities of other investment companies, except that it may invest in securities of no-load open-end money market investment companies and investment companies that invest in high yield debt securities if, immediately after any purchase of the securities of any such investment company: (i) securities issued by such investment company and all other investment companies owned by the Fund do not have an aggregate value in excess of 10% of the value of the total assets of the Fund; (ii) the Fund does not own more than three percent of the total outstanding voting stock of such investment company; and (iii) the Fund does not own securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund. The Fund’s investment in securities of other investment companies will be subject to the proportionate share of the management fees and other expenses attributable to such securities of other investment companies.

3.	The Fund will not invest in the securities of foreign issuers, except for (i) those securities of the Canadian Government, its provinces and municipalities which are payable in United States currency, and (ii) securities of foreign issuers which are payable in United States dollars (“Yankee Bonds”). The Fund may also invest in Euro-dollar obligations with maturities up to one year, but the Fund will not acquire Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations.

4.	The Fund will not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except warrants acquired on initial issuance where the warrants are attached to or otherwise in a unit with other securities.

Principal Risks

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The Fund’s share price fluctuates, sometimes dramatically, which means an investor in the Fund could incur a loss.

For a discussion of the principal risk factors associated with an investment in the Fund, refer to Note 7 to the Fund’s financial statements in this Annual Report.

40

SHAREHOLDER INFORMATION (Unaudited) — continued

ADDITIONAL INFORMATION REGARDING THE FUND’S TRUSTEES AND OFFICERS

Name, Address and Age[1]	Position Held With Fund	Principal Occupation During the Past 5 Years	Number or Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee
W. Thacher Brown Born: December 1947	Trustee, Board Chairperson	Retired	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 1988.	None.
Ellen D. Harvey Born: February 1954	Trustee	Principal, Lindsay Criswell LLC beginning July 2008; Managing Director, Miller Investment Management from September 2008 to June 2018.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2010.	Director, Aetos Capital Funds (3 portfolios).
Thomas E. Spock Born: May 1956	Trustee	Partner at Scalar Media Partners, LLC since June 2008.	1	Shall serve until the next annual meeting or until his successor is qualified. Trustee since 2013.	None.
Suzanne P. Welsh Born: March 1953	Trustee	Retired; Former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	1	Shall serve until the next annual meeting or until her successor is qualified. Trustee since 2008.	None.
David C. Leduc[2] Born: May 1966	President	Chief Executive Officer, Insight North America since March 2022 and previously Deputy CEO from September 2021 through March 2022; Chief Investment Officer, Active Fixed Income, Mellon Investments, February 2018 through August 2021. Officer of the Adviser since 2021.	N/A.	Shall serve until death, resignation, or removal. Officer since 2024.	N/A.
41

SHAREHOLDER INFORMATION (Unaudited) — continued

Name, Address and Age[1]	Position Held With Fund	Principal Occupation During the Past 5 Years	Number or Funds Overseen By Trustee	Term of Office and Length of Time Served	Other Directorships Held by Trustee
James DiChiaro[2] Born: November 1976	Vice President	Senior Portfolio Manager, Insight North America LLC and its predecessor firms since 1999.	N/A.	Shall serve until death, resignation, or removal. Officer since 2019.	N/A.
Thomas E. Stabile[2] Born: March 1974	Treasurer and Vice President	Head of Operations, Insight North America LLC since January 2015.	N/A.	Shall serve until death, resignation, or removal. Officer since 2010.	N/A.
Vivek Nayar[2] Born: May 1977	Secretary	Senior Managing Counsel, Insight North America LLC since April 2022 and previously Senior Counsel from October 2017 through March 2022; Officer of the Adviser since 2023.	N/A.	Shall serve until death, resignation, or removal. Officer since 2023.	N/A.
Daniel R. Haff[2] Born: May 1974	Chief Compliance Officer	Chief Compliance Officer, Insight North America LLC since May 2023. Managing Director, Risk Management, TIAA from August 2019 through April 2023; Officer of the Adviser since 2023.	N/A.	Shall serve until death, resignation, or removal. Officer since 2023.	N/A.

[1]	The business address of each Trustee and Officer is c/o Insight Investment, 200 Park Avenue, New York, NY 10166. Additional information can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-866-333-6685 and is also available on the Company’s website at www.insightinvestment.com.

[2]	Denotes an officer who is an “interested person” of the Fund as defined under the provisions of the Investment Company Act of 1940. Messrs. Leduc, DiChiaro, Stabile, Haff and Nayar are “interested persons” by virtue of being employees of the Fund’s Adviser. Additional information about the Trustees is included in the Fund’s prospectus. On March 15, 2024, the Board of Trustees of the Fund appointed David C. Leduc as President of the Fund, succeeding Gautam Khanna. On June 15, 2023, the Board of Trustees of the Fund appointed Daniel R. Haff as Chief Compliance Officer of the Fund, succeeding Patrick R. Harris.
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SHAREHOLDER INFORMATION (Unaudited) — continued

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s EDGAR database at www.sec.gov.

ADDITIONAL TAX INFORMATION

For the year ended March 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. None of the distributions made by the Fund may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2025.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Computershare Investor Services acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date”), plus this brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

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SHAREHOLDER INFORMATION (Unaudited) — continued

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Computershare Investor Services, PO Box 505000, Louisville, KY 40233-5000.

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, Adviser, Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, Adviser, Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

44

SHAREHOLDER INFORMATION (Unaudited) — continued

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, Adviser and Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In

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SHAREHOLDER INFORMATION (Unaudited) — continued

the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

ANNUAL CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and Treasurer required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund’s Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

46

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:
Computershare Investor Services
PO Box 505000, Louisville, KY 40233-5000, or call 1-866-333-6685

T R U S T E E S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O F F I C E R S

DAVID C. LEDUC

President

JAMES DICHIARO

Vice President

THOMAS E. STABILE

Treasurer and Vice President

DANIEL HAFF

Chief Compliance Officer

VIVEK NAYAR

Secretary

I N V E S T M E N T   A D V I S E R

INSIGHT NORTH AMERICA LLC

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

C U S T O D I A N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T R A N S F E R   A G E N T

COMPUTERSHARE INVESTOR SERVICES

PO Box 505000,

Louisville, KY 40233-5000

866-333-6685

C O U N S E L

TROUTMAN PEPPER HAMILTON SANDERS LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I N D E P E N D E N T   R E G I S T E R E D

P U B L I C   A C C O U N T I N G   F I R M

TAIT,WELLER & BAKER LLP

50 SOUTH 16TH STREET

SUITE 2900

PHILADELPHIA, PA 19102

Insight Select Income Fund Annual Report March 31, 2024

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “Covered Person”). A copy of the Registrant’s Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-866-333-6685. There were no amendments to the Code of Ethics during the reporting period. There were no waivers of a provision of the Code of Ethics granted to a Covered Person during the reporting period.

A copy of the registrant’s Code of Ethics is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Suzanne P. Welsh, the Chair of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Welsh as the Audit Committee’s financial expert. Ms. Welsh is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other members of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,500 and $22,500 for the fiscal years ended March 31, 2024 and March 31, 2023, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,000 and $3,000 for the fiscal years ended March 31, 2024 and March 31, 2023, respectively. The audit related fees relate to the 17f-2 custody audits required under the Investment Company Act of 1940, as amended.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 and $3,500 for the fiscal years ended March 31, 2024 and March 31, 2023, respectively. The tax fees relate to the review of the registrant’s tax filings and annual tax related disclosures in the financial statements.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2024 and March 31, 2023, respectively.

(e)(1)	The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

(e)(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for the fiscal years ended March 31, 2024 and March 31, 2023, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: W. Thacher Brown, Ellen D. Harvey, Thomas E. Spock and Suzanne P. Welsh, constituting the entire board.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser (Insight North America LLC or “Insight” or the “Adviser”).

As a fixed income investment manager, Insight votes proxies for client securities on a relatively infrequent basis. Insight has adopted a proxy voting policy where it has been granted authority to vote such proxies and to ensure that proxies are voted in the best interest of each client. More frequently, Insight votes or consents to corporate actions, including tenders, exchanges, amendments, and restructurings which relate to individual fixed income holdings of client accounts. Determinations on voting of consents to these matters tend to be driven primarily by the Company’s view of whether the proposed action will result in an economic benefit for the affected client(s).

Voting Policy

We routinely vote on behalf of our clients with regard to the companies in which they have a shareholding. Insight retains the services of Manifest Information Services (Manifest) for the provision of proxy voting services and votes at all meetings where it is deemed appropriate and responsible to do so. Manifest analyses any resolution against Insight specific voting policy templates which will determine the direction of the vote. Where contentious issues are identified these are escalated to Insight for further review and direction. With regard to voting, the conflicts of interest policy is that Insight will always seek to act in the best interests of its clients when casting proxy votes on their behalf. Where Bank of New York Mellon, Insight or the clients themselves have business relationships with investee companies, these will be disregarded by Insight in making its proxy voting decisions.

Generally, our IMAs provide us with the authority to vote proxies on equity securities for our client accounts subject to any specific instructions from the client.

On an annual basis, Insight publishes a report titled ‘Proxy Voting Policy’, available on our website at https://www.insightinvestment.com/globalassets/documents/responsible-investment/responsible-investment-reports/proxy-voting-policy-2024.pdf, which includes a description on how we have exercised voting powers.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	As of the date of this report, the following individuals have primary responsibility for the day-to-day management of the Insight Select Income Fund (the “Fund”):

(1)

Erin Spalsbury

Senior Portfolio Manager, Insight North America LLC

February 2024 - Present

Portfolio Manager responsible for management of portfolio

James DiChiaro

Senior Portfolio Manager, Insight North America LLC

September 1999 - Present

Portfolio Manager responsible for management of portfolio

(2)	The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. The Adviser currently does not manage any performance-based fee accounts.

	As of March 31, 2024
	Number of Accounts	Total Assets of Accounts
		(in millions)
Erin Spalsbury
Registered Investment Companies	3	$244.4
Other Pooled Investments	-	-
Other Accounts	32	$7,240.6
James DiChiaro
Registered Investment Companies	5	$4,499.5
Other Pooled Investments	-	-
Other Accounts	11	$1,104.8

Potential Conflicts of Interests

Material conflicts of interest identified by the Adviser may arise in connection with a portfolio manager’s management of the Fund in addition to other fund and/or accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. For example, conflicts may arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. Additionally, a portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Fund or that may have a performance fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)	As of March 31, 2024, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

All employees of the Adviser, including the portfolio managers, are eligible to receive a variable component of pay in addition to their fixed compensation. The variable component is a combination of cash and Long-Term Incentive Plan (LTIP) shares and is determined based on each individual’s performance rating in addition to the overall performance of the Adviser. The LTIP shares typically vest on a three-year schedule, with the aim of aligning each individual’s rewards with the success of the business.

Performance management and compensation are formally linked. Everyone participates in mid-year reviews which incorporate 360-degree feedback and an assessment of performance against objectives, as well as a formal end of year review. At that review, a performance rating is also agreed which is then a key factor in determining compensation. For investment professionals, investment performance is an important, but not the only, factor.

(a)(4)	The following table discloses the dollar range of equity securities of the Fund beneficially owned by each of the Fund’s portfolio managers as of March 31, 2024:

Dollar range of Equity Securities in Fund (1)
Erin Spalsbury	NONE
James DiChiaro	NONE

(1)  Dollar ranges are as follows: None, $1- $10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001- $1,000,000 or over $1,000,000.

(b) Not applicable- filing is an annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 14. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Insight Select Income Fund

By (Signature and Title)*		/s/ David C. Leduc
David C. Leduc
(Chief Executive Officer)

Date	5/15/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David C. Leduc
David C. Leduc
(Chief Executive Officer)

Date	5/15/24

By (Signature and Title)*		/s/ Thomas E. Stabile
Thomas E. Stabile
(Principal Financial Officer)

Date	5/15/24